Exhibit 99.1

Exhibit 99.1 September 4, 2014 Dedicated to transforming the lives of people affected by neuropsychiatric diseases through innovative science that addresses patients’ unmet needs Rogerio Vivaldi, MD President & CEO

Forward-Looking Statement Safe-Harbor 2 This presentation contains certain forward-looking statements about Minerva Neurosciences that are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are statements that are not historical facts. Words such as “expect(s),” “feel(s),” “believe(s),” “will,” “may,” “anticipate(s)” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements regarding our ability to successfully develop and commercialize our therapeutic products; our ability to expand our long-term business opportunities; our expectations regarding approval for our products by the U.S. Food and Drug Administration or equivalent foreign regulatory agencies; estimates regarding the market potential for our products; financial projections and estimates and their underlying assumptions; and future performance. All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of the Company, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking statements. These risks and uncertainties include, but are not limited to: whether any of our therapeutic candidates will advance further in the clinical trials process and whether and when, if at all, they will receive final approval from the U.S. Food and Drug Administration or equivalent foreign regulatory agencies and for which indications; whether any of our therapeutic candidates will be successfully marketed if approved; whether our therapeutic product discovery and development efforts will be successful; our ability to achieve the results contemplated by our collaboration agreements; the strength and enforceability of our intellectual property rights; competition from pharmaceutical and biotechnology companies; the development of and our ability to take advantage of the market for our therapeutic products; our ability to raise additional capital to fund our operations on terms acceptable to us; general economic conditions; and the other risk factors contained in our periodic and interim reports filed with the Securities and Exchange Commission which are available on the SEC website at www.sec.gov. Our audience is cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof, and we do not undertake any obligation to revise and disseminate forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of or non-occurrence of any events. People shown within this presentation are models used for illustrative purposes and are not patients. All trademarks, trade names and service marks appearing in this presentation are the property of their respective owners

The Minerva Story: A company for all stakeholders: patients, investors, science and beyond 3 Represents patients in the seven major markets (U.S., Japan, France, Germany, Italy, Spain and the United Kingdom) Datamonitor, Decision Resources. Represents 2012 Drug Sales Portfolio of First in Class Neuropsychiatric Drugs Large Addressable Market Leadership Team With Proven Track Record World Class Pharma Collaborators Patient-centric neuropsychiatric biopharmaceutical company Four clinical-stage compounds with transformative potential Validated MOAs differentiated by additional innovative receptor activities 90M patients covered under our commercial rights1 Significant unmet medical need $14B total addressable market2 $10B in product sales in the last 10 years addressing unmet needs 8 FDA-approved neuropsychiatry drugs in the last 5 years Experience building patient-centric organizations

Proven Leadership Team & External R&D

MINERVA NEUROSCIENCES, INC.

Senior Management



Rogerio Vivaldi, MD, MBA
President & CEO
✓Launched & commercialized 20 drugs for unmet medical needs in the last 20 years.Built Genzyme in Latin America



Remy Luthringer, PhD
EVP & Head of R&D
✓Conducted over 750 clinical studies in neuropsychiatry space



Geoff Race, FCMA, MBA
EVP & CFO
✓7 biotech start-ups and executed 4 sale transactions



Joseph Reilly
COO
✓Built Commercial Operations team focused on a patient centric business model



Mark Levine
General Counsel
✓More than 17 years of experience as a corporate and commercial attorney

Neuropsychiatry's Drug Development Experts



Jean Yves Schaffhauser
CRO Management



Corinne Stanner, MD
Medical Affairs



Nadine Noel, PhD
Drug Development



Sandra Werner, PhD
Program Management



Jay Saoud
Biostatistics & Medical Writing

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Pipeline: Transformative Therapies

Next generation of first in class neuropsychiatry pharmaceuticals

MINERVA NEUROSCIENCES, INC.

Program	Primary Indication	Unique MOA	Preclinical	Phase 1	Phase 2	Prevalent Population[1]	Existing Drug Sales[1]
MIN-101	Schizophrenia	▪ 5-HT2A ▪ Sigma2		Phase IIA Completed Once a Day Formulation ongoing	Ph IIB Starts in Q4 14	**4.2M** US + EU5	**$3.9B**
MIN-117	Major Depressive Disorder (MDD)	▪ 5-HT1A ▪ 5-HTT ▪ Alpha-1a,b ▪ Dopamine Transporter ▪ 5-HT2A		Phase I Completed	Ph IIB TBD	**30M** US + EU5	**$5.2B**
MIN-202	Primary and Secondary Insomnia	▪ Selective Orexin-2 antagonist (SORA)	Phase IA Completed	Ph IB ongoing		**53M** US + EU5 + Japan	**$2.7B**
MIN-301	Parkinson's Disease	▪ ErbB4 activator	Preclinical ongoing	Ph I TBD		**2.4M** US + EU5 + Japan	**$2.3B**
						90M	**$14B**

1. Source: Datamonitor and Decision Resources. Represents 2012 drug sales.

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MIN-101: Potential first in class transformative schizophrenia therapy 6 Potential to be the first drug to treat negative disease symptoms While potentially addressing the entire spectrum of symptoms Potential to avoid severe side effects of existing therapies Sedation, involuntary movements, prolactin increase, metabolic syndrome, cognitive impairment, sleep disorders and weight gain Potential to market as a mono and/or combination treatment Seeking approval as monotherapy to address spectrum of schizophrenia symptoms Phase III trial will also study use as adjunctive therapy with atypical antipsychotics to improve negative symptoms, cognitive symptoms and insomnia Potential to combine with other neuropsychiatric drugs to address a broad range of indications outside of schizophrenia

MIN-101 Mechanism of Action 7

Dopamine Modulation 8

MIN-101: Compelling Efficacy on Spectrum of Symptoms (Phase IIA) 9 Mean Changes from Baseline (around 90) Total PANSS Weighted Score Decrease: -24.1 for MIN-101 versus -17.9 Placebo Placebo Placebo Placebo Placebo Placebo p < 0.05 p = 0.08 Placebo Mean Changes from Baseline Placebo Placebo Placebo 2.4X 1.5X 2.0X (Motivation) Improves Several Cognitive Dimensions After Three Months (1) (1) As measured at day 84 by BACS-Subscales Score - PPC

MIN-101: Compelling Efficacy On Sleep - Objective1 and Subjective 2 Measurements (Phase IIA) Quicker onset of sleep after 2 weeks of treatment with MIN-101 vs. Placebo 10 Objective Measures of Sleep Onset (By PSG) Subjective Measures By PSQI Scale MIN-101 Placebo MIN-101 Placebo Day 84 Day 84 Mean +/- SEM(3) Mean +/- SEM(3) (Changes from Baseline) Improved sleep quality after 3 months of treatment with MIN-101 versus Placebo (1) Polysomnography (2) Pittsburgh Sleep Quality Index (3) Standard Error of the Mean min

 1H 2016 Phase IIB Results Expected to be submitted in 4Q 2014 – Phase IIB Multicenter, randomized, double-blind, placebo controlled, parallel group design study in approximately 234 schizophrenic patients with predominantly negative symptoms, randomized in a 1:1:1 ratio to receive MIN-101 64 mg, MIN-101 32 mg or placebo once daily for 3 months (12 weeks) followed by an optional extension of 6 months Primary Endpoint: Evaluate the efficacy of MIN-101 compared to placebo on negative symptoms of schizophrenia as measured by the change from baseline in PANSS negative subscale of the pentagonal model over 3 months of treatment Secondary Endpoints: Evaluate the efficacy of MIN-101 compared to placebo on other symptoms of schizophrenia as measured by change from baseline in PANSS total score and Positive, Dysphoric mood, Activation and Autistic preoccupation subscores of the pentagonal model over 3 months of treatment Assess the effects of MIN-101 compared to placebo on the Clinical Global Impression of Severity (CGI-S) and Clinical Global Impression of Improvement (CGI-I) over 3 months of treatment Assess the effects versus placebo of MIN-101 on cognitive function and on sleep architecture and subjective sleep Evaluate the safety and tolerability of MIN-101 compared to placebo Assess MIN-101 and its metabolites PK profile using PK population MIN-101: Path to Phase III 11

Huge Commercial Opportunity: Significant Unmet Medical Need in Schizophrenia 12 SEVERITY OF ILLNESS Chronic Progression of Negative Symptoms & Cognitive Impairment Youth 0-18 Adult 18-40 Mature >40 Cognitive Symptoms Negative Symptoms Positive Symptoms Current Treatments Focus On Positive Symptoms $3.9B Rx Annual Sales 2 For 60% to 80% Discontinuation Rate1 Lack of efficacy on negative symptoms Lack of efficacy on cognitive symptoms Lack of efficacy on insomnia Progression of side effects MIN-101 for Potential Lifelong Treatment Represents discontinuation rate over the course of 18 months. Lieberman, J et al; NEJM; Sept 22, 2005; vol.353 no. 12 Source: Datamonitor and Decision Resources. Represents 2012 drug sales.

MIN-202: New generation of mechanism of action 13 Blocks Wake Drive Efficacy that’s equal or superior to Standard of Care Enables true, restorative sleep Normal levels of REM sleep No residual sedation No daytime impairment Normal motion suppression No alcohol interaction No abuse potential Mechanism of Action SELECTIVE OREXIN-2 RECEPTOR ANTAGONIST (SORA) MODULATES HISTAMINERGIC AND OTHER ENDOCRINOLOGIC PATHWAYS AT NEURONS IN THE POSTERIOR HYPOTHALAMUS BEING INVESTIGATED FOR RAPID RESTORATION OF PHYSIOLOGIC SLEEP ARCHITECTURE AND SLEEP-WAKEFULNESS CYCLES FOR RESTORATIVE SLEEP WITHOUT IMPAIRING DAYTIME FUNCTIONING IN PATIENTS WITH PRIMARY AND SECONDARY INSOMNIA

Pipeline: Transformative Therapies

Next generation of first in class neuropsychiatry pharmaceuticals

MINERVA NEUROSCIENCES, INC.

Program	Primary Indication	Unique MOA	Preclinical	Phase 1	Phase 2	Prevalent Population[1]	Existing Drug Sales[1]
MIN-101	Schizophrenia	▪ 5-HT2A ▪ Sigma2	Phase IIA Completed Once a Day Formulation ongoing		Ph IIB Starts in Q4 14	4.2M US + EU5	$3.9B
MIN-117	Major Depressive Disorder (MDD)	▪ 5-HT1A ▪ 5-HTT ▪ Alpha-1a,b ▪ Dopamine Transporter ▪ 5-HT2A	Phase I Completed		Ph IIB TBD	30M US + EU5	$5.2B
MIN-202	Primary and Secondary Insomnia	▪ Selective Orexin-2 antagonist (SORA)	Phase IA Completed	Ph IB ongoing		53M US + EU5 + Japan	$2.7B
MIN-301	Parkinson's Disease	▪ ErbB4 activator	Preclinical ongoing	Ph I TBD		2.4M US + EU5 + Japan	$2.3B
						90M	$14B

1. Source: Datamonitor and Decision Resources. Represents 2012 drug sales.

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Dedicated to transforming the lives of people affected by neuropsychiatric diseases through innovative science that addresses patients’ unmet needs Thank You